UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 13, 2010

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 13, 2010. The results of the proposals voted on by our stockholders at the Annual Meeting were as follows:

1. Election of Directors

Name	For	Withheld

Jeffrey D. Thomas	14,799,479	156,010

Ricardo Lopez Valencia	13,473,953	1,481,536

The two nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. Ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

For	Against	Abstentions
16,664,856	4,834	73,835

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date: May 17, 2010	By: By:	Kristi J. Gravelle
ChJ.Kristi J. Gravelle Chief Financial Officer (Principal Financial and Accounting Officer)